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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                    November 7, 2005 (November 7, 2005)


                    THE JONES FINANCIAL COMPANIES, L.L.L.P.
             (Exact name of registrant as specified in its charter)

          MISSOURI                      0-16633                43-1450818
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             12555 Manchester Road, St. Louis, Missouri 63131-3729
             (Address of principal executive offices)   (Zip Code)

                                 (314) 515-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (12 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commence communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b)      Retirement of Executive Committee Member

         On November 7, 2005, the Partnership announced that Lawrence R. Sobol, 55, who has been a general partner since 1977 and a member of the Executive Committee since 2004 advised The Jones Financial Companies, L.L.L.P. (the "Partnership") that he will be retiring as member of the Executive Committee and as General Counsel effective as of December 31, 2005. Mr. Sobol will continue in those capacities through the remainder of 2005. The Partnership has not currently identified a replacement for Mr. Sobol.

         (c)      Appointment of New Managing Partner

         On November 7, 2005, the Partnership announced that it had appointed James D. Weddle, 52, a general partner since 1984 of the Partnership and a member of Partnership's Management Committee, to the position of Managing Partner of the Partnership, effective as of January 1, 2006. Mr. Weddle also joins the Firm's Executive Committee effective November 7, 2005. Mr. Weddle will replace Douglas Hill, the current Managing Partner, who as previously disclosed had agreed to voluntarily retire as Managing Partner as of December 31, 2005. Mr. Weddle currently and for the past five years has been responsible for the administration of the Firm's approximately 9,000 branch sales offices. He will continue to serve in that capacity and discharge those duties through the end of 2005. Per the Agreement of Registered Limited Liability Limited Partnership of the Partnership, the Managing Partner has primary responsibility for administering the Partnership's business, determining its policies and controlling the management and conduct of the Partnership's business, and has the power to appoint and dismiss general partners of the Partnership and to fix the proportion of their respective interests in the Partnership.

         There is no arrangement or understanding between Mr. Weddle and any other person pursuant to which Mr. Weddle was elected by the Executive Committee as the Managing Partner or any family relationship between Mr. Weddle and any other member of the Executive Committee or other executive officer of the Partnership. The Partnership is not aware of any transactions, proposed transactions, or series of either to which the Partnership or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Weddle had, or will have, a direct or indirect material interest.

ITEM 7.01    REGULATION FD DISCLOSURE.

         On November 7, 2005, the Partnership issued press releases announcing the appointment of Mr. Weddle as the Managing Partner and the retirement of Mr. Sobol as a member of the Partnership's Executive Committee. Copies of the press releases are furnished as Exhibits 99.1 and
99.2 hereto and are incorporated by reference herein. The description of the press releases contained herein is qualified in its entirety by the full text of such exhibits.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated November 7, 2005

99.2              Press Release dated November 7, 2005



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE JONES FINANCIAL COMPANIES, L.L.L.P.
                                    (Registrant)

Dated:  November 7, 2005            /s/ Steven Novik
                                    --------------------
                                    Steven Novik
                                    General Partner
                                    Chief Financial Officer



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                                EXHIBIT INDEX



Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated November 7, 2005

99.2              Press Release dated November 7, 2005



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